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                                                                   EXHIBIT 10.60

                     EMPLOYEE STOCK PURCHASE LOAN PROGRAM

                                PROMISSORY NOTE



                                                                          (DATE)


     FOR VALUE RECEIVED, the UNDERSIGNED promises to pay to the order of ULTRAMAR DIAMOND SHAMROCK CORPORATION ("Payee"), at 6000 N. Loop 1604 West, San Antonio, Texas 78249-1112, or at such other address given to the UNDERSIGNED by Payee, the principal amount of $(AMOUNT), in lawful money of the United States of America, together with interest on the unpaid principal amount hereof computed from the date of each such borrowing until maturity on the basis of a 365 or 366 day year, as the case may be, at a rate that adjusts monthly to the then current Applicable Federal Rate for short-term loans as published in the Revenue Rulings issued by the United States Department of Treasury provided, however, that no such adjustment shall cause such rate to exceed 8% per annum.

     Interest on the unpaid principal amount outstanding hereunder shall be due and payable annually on December 31. The principal amount equal to the lesser of 20% of the original principal amount and the entire principal which remains outstanding shall be due and payable in annual installments commencing on the first February 15th following the fifth anniversary hereof; provided, however, notwithstanding the foregoing, the entire principal of this Note, together with interest accrued from the last interest payment date, shall be due and payable 90 days after the UNDERSIGNED terminates employment for any reason (including retirement, death, or disability) with Payee or any of its subsidiaries.

     All past due principal and, to the extent permitted by applicable law, interest upon this Note shall bear interest at a rate equal to the Indicated Rate published by the Consumer Credit Commissioner of the State of Texas from time to time.

     No waiver by Payee of any of its rights or remedies hereunder shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise by Payee of any rights or remedies shall be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such right shall ever be held to exhaust any right or remedy of Payee.

     Should the principal of or interest on this Note or any other amount payable hereunder become due and payable on a Saturday, Sunday, or legal holiday in the State of Texas on which banks are closed for business in San Antonio, payment in respect thereof may be made on the next succeeding day which is not a Saturday, Sunday, or legal holiday, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.
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     The UNDERSIGNED reserves the right to prepay, the outstanding principal balance of this Note in whole or in part, at any time or from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment.

     The UNDERSIGNED hereby waives presentment, demand for payment, notice, protest and notice of protest of nonpayment of this Note, and diligence in bringing suit against the UNDERSIGNED, and consents to the extension of the date of payment any number of times without notice thereof.

     The UNDERSIGNED has read this Note and by execution acknowledges receipt of a copy of same.

     THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.




                                                --------------------------------
                                                (NAME & ADDRESS OF MAKER)
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                                 GRID SCHEDULE


Attached to and made a part of the Promissory Note dated (DATE), issued by
(NAME) to Ultramar Diamond Shamrock Corporation ("Company") pursuant to the Employee Stock Purchase Loan program of the Company.

                                                     UNPAID
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              DATE         OF BORROWING  REPAYMENTS  OUTSTANDING
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